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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                _______________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 24, 1999
                                                 -------------------------------

                             Digital Island, Inc.
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              (Exact name of registrant as specified in charter)

            Delaware                   000-26283                  680322824
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)           Identification No.)

45 Fremont Street, Suite 1200, San Francisco, California            94105
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code     (415) 738-4100
                                                   -----------------------------

                                Not Applicable
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        (Former name or former address, if changed since last report.)
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Item 5    OTHER EVENTS
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          On October 25, 1999, Digital Island, Inc. ("Digital Island") announced that it had entered into an Agreement and Plan of Reorganization dated as of October 24, 1999 (the "Merger Agreement") with Sandpiper Networks, Inc. ("Sandpiper Networks"). Pursuant to the terms of the Merger Agreement, a newly formed wholly owned subsidiary of Digital Island will be merged with and into Sandpiper Networks, with Sandpiper Networks surviving the merger as a wholly owned subsidiary of Digital Island (the "Merger").

          Under the Merger Agreement, each outstanding share of Sandpiper Networks capital stock will be exchanged for 1.0727 shares of Digital Island common stock. The amount of such consideration was determined based upon arm's-length negotiations between Digital Island and Sandpiper. The purpose of the merger is to enhance the combined company's reach as a provider of comprehensive network services for global e-business applications.

          The Merger is subject to the satisfaction of various conditions set forth in the Merger Agreement, including the approval of the transaction by the shareholders of Sandpiper Networks and the stockholders of Digital Island stockholders, regulatory approvals and other customary conditions. Officers, directors and certain affiliates holding over 50% of the total voting power of Sandpiper Networks securityholders and over 45% of the total voting power of Digital Island securityholders have executed voting agreements in support of the transaction. The forms of such voting agreements are included as exhibits to the Merger Agreement filed as Exhibit 2.1 hereto. The Merger is intended to qualify as a "reorganization" for United States federal tax purposes.

          Attached and incorporated herein by reference in their entirety as Exhibits 2.1 and 99.1 are copies of the Merger Agreement and the press release dated October 24, 1999 announcing the Merger, respectively.


Item 7    FINANCIAL STATEMENTS AND EXHIBITS
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      (a) Financial Statements of Business Acquired.
          -----------------------------------------

          The financial statements required by part (a) of Item 7 relating to the acquired business referred to in Item 2 above are not currently available. The required financial statements will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than January 7, 1999, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

      (b) Pro Forma Financial Information.
          -------------------------------

          The pro forma financial information required by part (b) of Item 7 for the acquisition transaction described in Item 2 above is not currently available. The required pro forma financial information will be filed in an amendment to this Report under cover of Form 8-

                                       2
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K/A as soon as practicable, but not later than January 7, 1999, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

       (c)  Exhibits. The following documents are filed as an exhibit to
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                      this report:

            2.1 Agreement and Plan of Reorganization, dated as of October 24, 1999, by and among Digital Island, Inc., Beach Acquisition Corp. and Sandpiper Networks, Inc.

            99.1 Press Release, dated October 25, 1999, issued by the Company announcing the agreement to acquire Sandpiper.

                                       3
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Digital Island, Inc.
                                    (Registrant)


Date: October 27, 1999              By:  /s/ T.L. Thompson
                                         -------------------------------
                                         T.L. Thompson
                                         Chief Financial Officer and Secretary

                                       4
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                                 EXHIBITS INDEX
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          Exhibit     Description
          -------     -----------

          2.1 Agreement and Plan of Reorganization, dated as of October 24, 1999, by and among Digital Island, Inc., Beach Acquisition Corp. and Sandpiper Networks, Inc.

          99.1 Press Release, dated October 25, 1999, issued by the Company announcing the agreement to acquire Sandpiper.